DEBT	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
DEBT	DEBT

(In thousands)	Maturity Date	As of June 30, 2025	As of December 31, 2024
2022 Term Loan	July 2026	$—	$153,125
TCW Term Loans	March 2030	174,563	—
Note Payable	May 2025	—	830
2022 Revolving Credit Facility	July 2026	—	15,000
TCW Revolving Commitments	March 2030	15,000	—
Unamortized debt issuance costs		(10,577)	(2,339)
Net carrying amount		$178,986	$166,616
Less: Current portion of long-term debt		(15,812)	(29,479)
Total long-term portion		$163,174	$137,137
Note Payable — Directors and Officers (“D&O”) Insurance
In July 2024, the Company entered into an agreement with a financing company for $1.6 million to finance its D&O insurance policy. The terms of the agreement stipulated equal monthly payments of principal and interest payments of $0.2 million over a ten-month period, ending in May 2025, which had been fully repaid as of June 30, 2025. Interest was accrued on this loan at an annual rate of 8.25%.
In August 2023, the Company entered into an agreement with a financing company for $2.4 million to finance its D&O insurance policy. The terms of the agreement stipulated equal monthly payments of principal and interest payments of $0.2 million over a ten-month period, ending in May 2024, which had been fully repaid as of June 30, 2024. Interest was accrued on this loan at an annual rate of 8.2%.
TCW Credit Agreement
On March 18, 2025, Milk Makeup LLC, a Delaware limited liability company (“Milk Makeup”), Obagi Cosmeceuticals LLC, a Delaware limited liability company (and together with Milk Makeup, the “TCW Borrowers”), which are wholly owned subsidiaries of the Company, and the Company entered into a credit agreement (the “TCW Credit Agreement”) with the lenders party thereto (the “TCW Lenders”) and TCW Asset Management Company, LLC, as administrative agent (in such capacity, the “Administrative Agent”). The TCW Credit Agreement provides for a five-year secured first lien (i) term loan facility in an aggregate principal amount of $175.0 million (the “TCW Term Loans”) and (ii) revolving loan facility in an aggregate principal amount of up to $30.0 million (the “TCW Revolving Commitments”). Borrowings under the TCW Credit Agreement will accrue interest at a rate per annum equal to, at the
TCW Credit Agreement TCW Borrowers’ option, (i) the Alternate Base Rate (as defined in the TCW Credit Agreement) plus an additional margin ranging from 5.25% per annum to 6.50% per annum or (ii) the Adjusted Term SOFR Rate (as defined in the TCW Credit Agreement and based on SOFR) plus an additional margin ranging from 6.25% per annum to 7.50% per annum, each depending on the Total Leverage Ratio (as defined in the TCW Credit Agreement) for the applicable determination period. There are certain prepayment, termination or reduction on or prior to the fourth anniversary of the Closing Date (as defined in the TCW Credit Agreement) will be subject to a prepayment premium, as set forth in the TCW Credit Agreement.
Obligations under the TCW Credit Agreement will be guaranteed by and secured by a first priority lien on substantially all of the assets of the TCW Credit Agreement Borrowers, the TCW Credit Agreement Parent Guarantor and certain of their subsidiaries, subject to customary exceptions and limitations. The TCW Credit Agreement contains (i) customary representations and warranties and affirmative covenants, (ii) negative covenants, including restrictions on incurring debt and liens, selling assets, certain fundamental changes, making investments and restricted payments, entering into certain transactions with affiliates, hoarding certain cash and other negative covenants as more fully described therein, and (iii) events of defaults, including, among other things, nonpayment, misrepresentation, breach of covenants, cross default with other indebtedness, loss of certain licenses, certain bankruptcy related events, indictment of a loan party and other events of default as more fully described therein.
In connection with the issuance of the TCW Credit Agreement, the Company incurred $6.6 million of debt issuance costs. As of June 30, 2025, the Company had unpaid principal of $174.6 million and $15.0 million on the TCW Term Loan and the TCW Revolving Commitments, respectively. The TCW Term Loan and the TCW Revolving Commitments had total unamortized debt issuance costs of $10.6 million as of June 30, 2025. As of June 30, 2025, the weighted average interest rate was 11.7% for the TCW Term Loan and 12.4% for the TCW Revolving Commitments. The current liability portion of the TCW Term Loan and the TCW Revolving Commitments was $3.5 million and $15.0 million, respectively. The current portion of the unamortized debt issuance costs on the TCW Term Loan and the TCW Revolving Commitments was $1.1 million and $0.9 million, respectively. The accrued interest was $0.9 million as of June 30, 2025.
Amendment to the TCW Credit Agreement
On July 22, 2025, the Borrowers, the Company and certain of their subsidiaries entered into the Limited Consent and First Amendment to the TCW Credit Agreement (the “Amendment No. 1”) with the Administrative Agent and the required TCW Lenders. Amendment No. 1, among other things, (i) modified certain financial covenants by (1) increasing the maximum Total Leverage Ratio (as defined in the TCW Credit Agreement) to 7.00 to 1.00 (for the second fiscal quarter of 2025) and 7.00 to 1.00 (for the third fiscal quarter of 2025) and (2) decreasing the Minimum Fixed Charge Coverage Ratio (as defined in the TCW Credit Agreement) to 0.95 to 1.00 (for the second fiscal quarter of 2025) and 0.95 to 1.00 (for the third fiscal quarter of 2025) and (ii) decreased the maximum interest rate margin applicable to the loans.
Borrowings under the TCW Credit Agreement, as amended by the Amendment No. 1, accrued interest at a rate per annum equal to, at the Borrowers’ option, (i) the Adjusted Term SOFR Rate (as defined in the TCW Credit Agreement and based on SOFR) plus an additional margin ranging from 6.25% per annum to 8.00% per annum or (ii) the Alternate Base Rate (as defined in the TCW Credit Agreement) plus an additional margin ranging from 5.25% per annum to 7.00% per annum, each depending on the Total Leverage Ratio (as defined in the TCW Credit Agreement) for the applicable determination period.
2022 Credit Agreement
In June 2022, Waldencast Finco Limited (the “Borrower”), a wholly-owned subsidiary of the Company, together with Waldencast Partners LP and certain of its subsidiaries as guarantors, entered into the 2022 Credit Agreement with the lenders party to the 2022 Credit Agreement and JPMorgan, as administrative agent for the lenders party to the 2022 Credit Agreement. The 2022 Credit Agreement provided the Company with access to a term loan of $175.0 million (the “2022 Term Loan”) and a revolving credit capacity with a borrowing capacity of up to $45.0 million (the “2022 Revolving Credit Facility”), of which up to $7.5 million was available, at Borrower’s option, to be drawn in form of letters of credit (“2022 Letter of Credit”). The 2022 Credit Agreement was secured by the assets of the Company. The 2022 Credit Agreement restricted the Company’s ability to make certain distributions or dividends, subject to a number of enumerated exceptions. In connection with the issuance of the 2022 Credit Agreement, the Company incurred $6.3 million of debt issuance costs. The proceeds of initial borrowing under the TCW Credit Agreement were used to repay in full all outstanding amounts under, and terminate, the 2022 Credit Agreement.